Exhibit 99.2
Third Quarter 2008 Financial Results November 5, 2008

Forward Looking Statements This presentation contains "forward-looking statements" within the meaning of the federal securities laws. These statements reflect management's current views with respect to future events and are subject to risk and uncertainties. We note that a variety of factors and uncertainties could cause our actual results to differ significantly from the results discussed in the forward-looking statements. Factors and uncertainties that might cause such differences include, but are not limited to: general economic, market, or business conditions; the availability of loans and fluctuations in the credit markets; the opportunities (or lack thereof) that may be presented to us and that we may pursue; fluctuations in costs and expenses including development costs; demand for new housing, including impacts from mortgage credit availability; lengthy and uncertain entitlement processes; cyclicality of our businesses; accuracy of accounting assumptions; competitive actions by other companies; changes in laws or regulations; changes in federal energy policies; demand for oil and gas; and other factors, many of which are beyond our control. Except as required by law, we expressly disclaim any obligation to publicly revise any forward-looking statements contained in this presentation to reflect the occurrence of events after the date of this presentation.

Maximize and Grow Long-Term Shareholder Value Entitlement and Development of Real Estate Real estate markets continue to be significantly challenged Realization of Value from Natural Resources Royalties benefit from increased production and pricing Accelerated Growth through Strategic and Disciplined Investment in Real Estate Continue to evaluate acquisition of discounted real estate assets

3rd Qtr. 2008 Real Estate Value Creation Developed and Under Development Sold 149 residential lots - $62,200 / lot Sold 23 commercial acres - $252,300 / acre Entitlement 26 projects representing over 33,700 acres in entitlement Undeveloped Sold 1,774 acres - $4,800 / acre Value Note: Includes 100% of venture activity

3rd Qtr. 2008 Mineral Resources Value Creation Royalty Interest 437 MMCF of Natural Gas - $10.59 / MCF 23K barrels of Oil - $129.38 / barrel Leased 3,200 acres leased - $1.1 million Delay rental payments - $0.6 million Available for Lease 478,000 acres available for lease Value

3rd Qtr. 2008 Fiber Resources Value Creation Sawtimber 36,000 tons of sawtimber sold at $18.93 / ton approximately 70% chip-n-saw Maximize and grow sawtimber values by reducing harvest levels given current market prices Pulpwood 260,500 tons of pulpwood sold at $8.45 / ton Timber Assets 343,000 acres owned 18,000 acres under lease Value

Third Quarter 2008 Results ($ in Millions, except per share data) 3rd Qtr 2008 3rd Qtr 2007 2nd Qtr 2008 Net Income $ 0.9 $ 9.6 $ 9.6 Earnings Per Share - Diluted $ 0.02 $0.27 $ 0.27 3rd Qtr. 2008 weighted average diluted shares outstanding were 35.8 million

Segment Earnings ($ in Millions) 3rd Qtr 2008 3rd Qtr 2007 2nd Qtr 2008 Real Estate $ 1.7 $13.0 $ 0.9 Mineral Resources 8.2 6.8 23.2 Fiber Resources 1.9 1.4 1.4 Total $11.8 $21.2 $25.5 3rd Qtr. 2007 real estate segment earnings include $7.1 million gain from the sale of 84 acres of commercial land for $190,000 per acre 2nd Qtr. 2008 real estate segment results include $3.5 million pre-tax charge principally related to environmental remediation activities at our San Joaquin River project located near Antioch, California 2nd Qtr. 2008 mineral resources segment earnings include $18.5 million in bonus payments associated with leasing over 47,000 net mineral acres

3rd Qtr. 2008 Pipeline Status & Key Performance Indicators

Real Estate Pipeline - 3rd Qtr. 2008 Note: Estimated acres and lots may vary * Excludes Forestar's 58% ownership interest in the Ironstob venture which controls approx. 17,000 acres of undeveloped land Real Estate Undeveloped In Entitlement Process Entitled Developed & Under Development Total Acres* Undeveloped Land Owned 310,361 317,238 Ventures 6,877 317,238 Residential Owned 28,546 8,410 731 44,843 Ventures 1,080 4,730 1,346 44,843 Commercial Owned 4,134 979 482 6,389 Ventures - 532 262 6,389 Total Acres 317,238 33,760 14,651 2,821 368,470 Estimated Residential Lots Estimated Residential Lots Estimated Residential Lots 25,293 4,676 29,969

Real Estate Segment KPI's 3rd Qtr 2008 3rd Qtr 2007 2nd Qtr 2008 Residential Lot Sales * Lots Sold 149 332 264 Average Price / Lot $62,200 $58,000 $55,000 Gross Profit / Lot $18,200 $21,400 $17,000 Commercial Tract Sales * Acres Sold 23 84 47 Average Price / Acre $252,300 $190,000 $271,700 Land Sales * Acres Sold 1,774 770 504 Average Price / Acre $4,800 $7,400 $5,900 Segment Revenues ($ in Millions) $20.9 $40.4 $24.1 Segment Earnings ($ in Millions) $1.6 $13.0 $0.9 * Includes 100% of venture activity

Entitlement KPI's Note: Acres and lots are estimates and may vary Atlanta, GA Activity Ownership (acres) - 300,000 (wholly-owned & ventures) In Entitlement - 20 projects - 28,100 acres Projects Entitled - 16 projects - 6,400 acres • 5,522 residential lots • 703 commercial acres

Mineral Resources Segment KPI's 3rd Qtr. 2008 3rd Qtr. 2007 2nd Qtr. 2008 Minerals Net Acres Leased 3,209 16,773 47,394 Avg. Bonus / Acre $338 $246 $391 Natural Gas Production (MMCF) 437 194 276 Average Price / MCF $10.59 $7.37 $7.86 Oil Production (Barrels) 23,000 22,000 23,000 Average Price / Barrel $129.38 $69.26 $109.90 Segment Revenues ($ in Millions) $9.5 $7.2 $24.4 Segment Earnings ($ in Millions) $8.2 $6.8 $23.2

Fiber Resources Segment KPI's 3rd Qtr. 2008 3rd Qtr. 2007 2nd Qtr. 2008 Fiber Sales Tons Sold 296,500 292,100 262,200 Average Price / Ton $9.73 $12.38 $9.81 Recreational Leases (acres) 291,000 287,200 283,700 Segment Revenues ($ in Millions) $3.5 $4.0 $3.1 Segment Earnings ($ in Millions) $1.9 $1.4 $1.4

Maximize and Grow Long-Term Shareholder Value Entitlement and Development of Real Estate Entitle aggressively, exercise investment discipline in development Realization of Value from Natural Resources New minerals management team in place to increase acreage in play, and maximize future royalties and participations Growth through Strategic and Disciplined Investment Position Forestar for growth opportunities